UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004 (November 16, 2004)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On November 16, 2004, Fitch Ratings Ltd. (Fitch) issued a press release announcing that it had affirmed its ‘A-’ senior debt rating, ‘BBB+’ trust preferred rating and ‘F-1’ commercial paper rating of Nationwide Financial Services, Inc. (NFS). In addition, Fitch affirmed its ‘AA-’ insurer financial strength ratings of Nationwide Life Insurance Company (NLIC) and Nationwide Life Insurance Company of America, both of which are wholly-owned subsidiaries of NFS.

At the same time, Fitch issued a press release announcing that it had assigned ‘AA-’ ratings to Nationwide Life Global Funding I programs’ outstanding issues, which are secured by funding agreements issued by NLIC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: November 17, 2004	/s/ M. Eileen Kennedy
M. Eileen Kennedy Senior Vice President – Chief Financial Officer